UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23354

CPG VINTAGE ACCESS FUND II, LLC

(Exact name of registrant as specified in charter)

805 Third Avenue

New York, New York 10022

(Address of principal executive offices) (Zip code)

Mitchell A. Tanzman

c/o Central Park Advisers, LLC

805 Third Avenue

New York, NY 10022

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 317-9200

Date of fiscal year end: March 31

Date of reporting period: March 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

CPG Vintage Access Fund II, LLC

Financial Statements

For the Period Ended March 31, 2019

With Report of Independent Registered Public Accounting Firm

CPG Vintage Access Fund II, LLC

Table of Contents
For the Period Ended March 31, 2019

Report of Independent Registered Public Accounting Firm	1
Schedule of Investments	2
Statement of Assets and Liabilities	3
Statement of Operations	4
Statement of Changes in Net Assets	5
Statement of Cash Flows	6
Financial Highlights	7
Notes to Financial Statements	8-13
Other Information (Unaudited)	14-15
Fund Management (Unaudited)	16-17

CPG Vintage Access Fund II, LLC

Report of Independent Registered Public Accounting Firm

March 31, 2019

The Board of Directors and Unit holders of
CPG Vintage Access Fund II, LLC

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of CPG Vintage Access Fund II, LLC (the “Fund”), including the schedule of investments, as of March 31, 2019, and the related statements of operations, cash flows, changes in net assets, and the financial highlights for the period from November 9, 2018 (commencement of operations) through March 31, 2019 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2019, the results of its operations, cash flows, change in its net assets and its financial highlights for the period from November 9, 2018 (commencement of operations) through March 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the underlying investees or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Central Park Group investment companies since 2007.

Boston, Massachusetts
May 30, 2019

CPG Vintage Access Fund II, LLC

Schedule of Investments

March 31, 2019

Investment Funds — 4.13%	Geographic Region	Cost	Fair Value
CVC Credit Partners Global Special Situations Fund IIa,b	North America	$—	$5,402
NB Select Opportunities Fund II LPa,b	North America	450,000	398,404
North Haven Private Equity Asia V, L.P.[a,b]	Asia/Pacific	608,945	459,124
Total Investment Funds		$1,058,945	$862,930

Total Investments — 4.13%			$862,930
Other assets in excess of liabilities — 95.87%			20,049,895
Net Assets — 100%			$20,912,825

[a]	Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale.

[b]	Non-income producing security.

See accompanying notes to financial statements.

CPG Vintage Access Fund II, LLC

Statement of Assets and Liabilities

March 31, 2019

Assets
Investments at fair value (cost $1,058,945)	$862,930
Cash	16,068,741
Capital contributions receivable	5,576,734
Total assets	$22,508,405

Liabilities
Distribution and Servicing fee payable	$627,322
Payable for investments purchased, not yet settled	450,000
Payable to Adviser	342,120
Professional fees payable	121,703
Accounting and administration fees payable	32,850
Other liabilities	21,585
Total liabilities	1,595,580
Net Assets	$20,912,825

Composition of Net Assets
Paid-in capital	$21,677,470
Make-up fee	313,881
Distributable earnings/(deficit)	(1,078,526)
Net Assets	$20,912,825

Units issued and outstanding (unlimited units authorized)	2,196,782
Net Asset Value per unit	$9.52

See accompanying notes to financial statements.

CPG Vintage Access Fund II, LLC

Statement of Operations

For the Period from November 9, 2018 (Commencement of Operations) to March 31, 2019

Expenses
Organizational expenses	$474,138
Professional fees	204,383
Accounting and administration fees	86,701
Directors and Officers fees	46,043
Management fees	24,354
Other expenses	46,892
Net Expenses	882,511

Net Investment Loss	(882,511)

Net Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized gain/(loss) on investments	—
Net change in unrealized appreciation/(depreciation) on investments	(196,015)
Net Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments	(196,015)
Net Decrease in Net Assets Resulting from Operations	$(1,078,526)

See accompanying notes to financial statements.

CPG Vintage Access Fund II, LLC

Statement of Changes in Net Assets

Period from November 9, 2018* to March 31, 2019
Changes in Net Assets Resulting from Operations
Net investment loss	$(882,511)
Net change in unrealized appreciation/(depreciation) on investments	(196,015)
Net Change in Net Assets Resulting from Operations	(1,078,526)

Change in Net Assets Resulting from Capital Transactions
Capital contributions	22,304,792
Distribution and Servicing fees	(627,322)
Make-up fee	313,881
Net Change in Net Assets Resulting from Capital Transactions	21,991,351

Total Net Increase in Net Assets	20,912,825

Net Assets
Beginning of period	—
End of period	$20,912,825

Units transactions
Units sold	2,196,782
Net change in units	2,196,782

*	Commencement of operations.

See accompanying notes to financial statements.

CPG Vintage Access Fund II, LLC

Statement of Cash Flows

For the Period from November 9, 2018 (Commencement of Operations) to March 31, 2019

Cash Flows From Operating Activities
Net decrease in net assets resulting from operations	$(1,078,526)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Net change in unrealized (appreciation)/depreciation	196,015
Capital called by Investment Funds	(1,058,945)
Increase/(Decrease) in Liabilities:
Organizational costs payable to Adviser	450,000
Distribution and Servicing fee payable	627,322
Professional fees payable	121,703
Payable to Adviser	342,120
Accounting and administration fees payable	32,850
Other liabilities	21,585
Net Cash Used In Operating Activities	(345,876)

Cash Flows from Financing Activities:
Proceeds from capital contributions	16,728,058
Capital withdrawals for Distribution and Servicing fees	(627,322)
Make-up fee	313,881
Net cash provided by financing activities	16,414,617

Net change in cash	16,068,741
Cash at beginning of period	—
Cash at end of period	$16,068,741

See accompanying notes to financial statements.

CPG Vintage Access Fund II, LLC

Financial Highlights

	Period from November 9, 2018* to
	March 31, 2019
Per unit operating performances:
Net asset value per unit, beginning of period	$10.00
Activity from investment operations:(1)
Net investment loss	(0.40)
Net realized and unrealized gain (loss) on investments	(0.22)
Total from investment operations	(0.62)

Activity From capital transactions
Proceeds from make-up fees	0.14
	0.14

Net Asset Value, end of period	$9.52

Net Assets, end of period (in thousands)	$20,913

Ratios/Supplemental Data:
Ratios to average net assets:
Net investment loss	12.70	%(3)
Net Expenses(2)	12.70	%(3)

Portfolio turnover	0.00	%(4)
Total return(5)	(4.80	)%(4)

*	Commencement of operations.

(1)	Selected data is for a single unit outstanding throughout the period.

(2)	The ratios do not include investment income or expenses of the Investment Funds in which the Fund invests.

(3)	Net investment loss and net expense have been annualized, except for Organizational Costs which are one time expenses.

(4)	Not annualized.

(5)

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

See accompanying notes to financial statements.

CPG Vintage Access Fund II, LLC

Notes to Financial Statements

March 31, 2019

1.	ORGANIZATION

CPG Vintage Access Fund II, LLC (the “Fund”) was organized as a Delaware limited liability company on May 31, 2018. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund commenced operations on November 9, 2018. The Fund’s investment adviser is Central Park Advisers, LLC (the “Adviser”), a Delaware limited liability company registered under the Investment Advisers Act of 1940, as amended. The Fund’s investment objective is to seek long-term attractive risk adjusted returns. The Fund seeks to achieve its investment objective principally by making direct investments in a portfolio of institutional private equity, venture and debt investment funds managed or sponsored by various asset management firms unaffiliated with the Adviser (the “Investment Funds”) that are represented on the Morgan Stanley Smith Barney LLC platform during the Fund’s vintage period. Morgan Stanley is not a sponsor, promoter, adviser or affiliate of the Fund.

Subject to the requirements of the 1940 Act, the business and affairs of the Fund shall be managed under the direction of the Fund’s Board of Directors (the “Board,” with an individual member referred to as a “Director”). The Board shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties under the Fund’s Limited Liability Company Agreement (the “LLC Agreement”), as amended and restated from time to time. Each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation, and each Director who is not an “interested person” (as defined in the 1940 Act) of the Fund shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an “interested person” of such company. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director’s authority as delegated by the Board. The Board may delegate the management of the Fund’s day-to-day operations to one or more officers or other persons (including, without limitation, the Adviser), subject to the investment objective and policies of the Fund and to the oversight of the Board. The Directors have engaged the Adviser to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund.

The Initial Closing date for subscriptions for units of limited liability company interests (“Units”) was November 9, 2018 (“Initial Closing”). Investors’ funds were held in escrow prior to closing. Subsequent to the Initial Closing, the Fund may offer Units at additional closings, which are anticipated to occur over a period of nine months following the Initial Closing (the last closing being referred to as the “Final Closing”). An Investor participating in a closing that occurs after the Initial Closing is required to pay a “make-up” amount to the Fund. Such “make-up” payment will be calculated by applying an annualized rate of 8.0% to the percentage of the aggregate commitments by investors to the Fund (“Commitments”) previously drawn down by the Fund and applied over the period of time since such draw-downs. The amount of the make-up fee payments were paid to and retained as assets of the Fund. This amount is presented as a component of Net Assets on the Statement of Assets and Liabilities.

The Fund does not have a fixed term. The Investment Funds, however, generally will have fixed terms. Investors reasonably can expect to receive distributions from the Fund periodically after the Fund receives distributions from Investment Funds and when Investment Funds terminate, which the Fund anticipates will occur approximately 10 to 12 years after the Final Closing. The Fund will be wound up and dissolved after its final distribution to investors. The Fund may be dissolved prior thereto in accordance with its LLC Agreement.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

CPG Vintage Access Fund II, LLC

Notes to Financial Statements (Continued)
March 31, 2019

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Tax Information: It is the Fund’s policy to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s policy is to comply with the provisions of the Code applicable to RICs and to distribute to its investors substantially all of its distributable net investment income and net realized gain on investments, if any, earned each year. In addition, the Fund intends to distribute sufficient income and gains each year so as not to be subject to U.S. federal excise tax on certain undistributed amounts. Accordingly, no provision for federal income or excise tax has been recorded in these financial statements.

The Fund has adopted a tax year-end of September 30. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2019, the Fund has not filed tax returns but is subject to examination by the major tax jurisdictions under the statute of limitations.

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended March 31, 2019, the Fund did not incur any interest or penalties.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of the federal income and excise tax provisions impacting RICs, including simplification provisions on asset diversification and qualifying income tests, provisions aimed at preserving the character of the distributions made by the RIC and coordination of the income and excise tax distribution requirements, and provisions for allowing unlimited years carryforward for capital losses.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain or loss items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

The tax character of distributions will be evaluated once paid after the Tax Year ending September 30, 2019.

The components of accumulated earnings on a tax basis will be evaluated as of September 30, 2019.

Permanent book and tax differences may result in reclassification after the tax year ending September 30, 2019.

Cash: Cash consists of monies held at UMB Bank, N.A. (the “Custodian”). Such cash may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund.

Investment Transactions: The Fund accounts for realized gains and losses from its Investment Funds based upon the pro-rata ratio of the fair value and cost of the underlying investments at the date of distribution. Dividend and interest income and expenses are recorded on the accrual basis. Distributions from Investment Funds will be received as underlying investments of the Investment Funds are liquidated. Distributions from Investment Funds occur at irregular intervals, and the exact timing of distributions from the Investment Funds has not been communicated from the Investment Funds. It is estimated that distributions will occur over the life of the Investment Funds.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

CPG Vintage Access Fund II, LLC

Notes to Financial Statements (Continued)
March 31, 2019

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair Value of Financial Instruments: The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities. The Fund values its investments in investment funds at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”). See Note 3 for more information.

Distribution and Servicing fee: During the offering period of the Fund (extending nine months from the Initial Closing) the distribution and servicing fee (see Note 5) will be charged to paid-in capital as a distribution cost. Thereafter the fee will be expensed as incurred.

New Accounting Pronouncement: In August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund’s adoption was limited to changes the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and financial statement disclosures regarding timing of liquidating distributions from Investment Funds.

3.	PORTFOLIO VALUATION

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

●	Level 1 — unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

●

Level 2 — inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

●	Level 3 — significant unobservable inputs for the financial instrument (including Management’s own assumptions in determining the fair value of investments).

Investments in Investment Funds are recorded at fair value, using the Investment Funds’ net asset value (“NAV”) as a “practical expedient”.

The private capital Investment Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Fund may not be able to resell some of its investments for extended periods, which may be several years.

CPG Vintage Access Fund II, LLC

Notes to Financial Statements (Continued)
March 31, 2019

3.	PORTFOLIO VALUATION (continued)

The NAV of the Fund is determined by, or at the direction of, the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below and as may be determined, from time to time, pursuant to policies established by the Board. The Fund’s investments are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Fund’s Valuation Committee (the “Committee”) oversees the valuation process of the Fund’s investments. The Committee meets on a quarterly basis and reports to the Board on a quarterly basis. The Fund’s investments in Investment Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Adviser and/or the Board will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The Fund held Investment Funds with a fair value of $862,930 that in accordance with ASU 2015-07, are excluded from the fair value hierarchy as of March 31, 2019, as investments in Investment Funds valued at NAV, as a “practical expedient,” are not required to be included in the fair value hierarchy.

4.	RELATED PARTY TRANSACTIONS AND OTHER

As of March 31, 2019, the Fund had no investments in Investment Funds that were related parties.

The Adviser provides investment advisory services to the Fund pursuant to an investment advisory agreement (the “Agreement”). Pursuant to the Agreement, the Fund pays the Adviser a quarterly advisory fee at the annual rate of (i) 0.10% of total Commitments for the first 12 months following the Initial Closing, (ii) 0.65% of total Commitments from the one year anniversary of the Initial Closing until the six year anniversary of the Final Closing; (iii) 0.65% of the Fund’s net invested capital from the six year anniversary of the Final Closing until the eight year anniversary of the Final Closing; and (iv) 0.30% of the Fund’s net invested capital thereafter for the remaining life of the Fund (the “Management Fee”). During the fiscal period ended March 31, 2019, the Adviser earned $24,354 of Management Fee which is included in the Statement of Operations, all of which was payable as of March 31, 2019 and is included in Payable to Adviser in the Statement of Assets and Liabilities.

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Fund’s NAV; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of investors; directors’ fees; all costs with respect to communications to investors; transfer taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved from time to time by the Board.

CPG Vintage Access Fund II, LLC

Notes to Financial Statements (Continued)
March 31, 2019

4.	RELATED PARTY TRANSACTIONS AND OTHER (continued)

Each member of the Board who is not an “interested person” of the Fund (the “Independent Directors”), as defined by the 1940 Act, receives an annual retainer of $15,000 (prorated for partial years) plus a fee of $1,000 for each meeting attended and $500 for each meeting by phone. The Board Chair, Audit Committee Chair, Nominating Committee Chair and Contracts Review Committee Chair each receive an additional $2,000 annual retainer. All members of the Board are reimbursed for their reasonable out-of-pocket expenses. Total amounts expensed by the Fund related to Independent Directors for the period ended March 31, 2019 was $44,063, which is included in Directors’ and Officer fees in the Statement of Operations.

During the fiscal period ended March 31, 2019, the Fund incurred a portion of the annual compensation of the Fund’s Chief Compliance Officer in the amount of $1,980, which is included in Directors’ and Officer fees in the Statement of Operations, all of which was payable as of March 31, 2019 and is indicated in Payable to Adviser on the Statement of Assets and Liabilities.

Certain officers and the interested director of the Fund are also officers of the Adviser and are registered representatives of Foreside Fund Services, LLC.

5.	ADMINISTRATION, CUSTODIAN FEES, DISTRIBUTION AND SERVICING FEE

UMB Fund Services, Inc., serves as administrator (the “Administrator”) to the Fund and provides certain accounting, administrative, record keeping and investor related services. For its services, the Fund pays an annual fee to the Administrator based upon average net assets, subject to certain minimums. For the fiscal period ended March 31, 2019, the total administration fees were $86,701, which is included as Accounting and administration fees in the Statement of Operations, of which $32,850 was payable and is included as Accounting and administration fees payable in the Statement of Assets and Liabilities as of March 31, 2019.

The Custodian is an affiliate of the Administrator and serves as the primary custodian of the assets of the Fund.

During the offering period, the Distribution and Servicing Fee will be considered attributable to distribution only and charged to paid-in capital as soon as Units are sold in accordance with guidance outlined in FASB ASC 946-20-25-5 and 946-20-20-20. Following the offering period (i.e., following the final close), the Distribution and Servicing Fee will be considered attributable to ongoing distribution-related servicing and recorded quarterly as a liability and an expense on the Fund’s books and records. The fee attributed to distribution during the offering period is charged to each investor at an amount equal for 0.5625% of their Commitment.

Foreside Fund Services, LLC (the “Placement Agent”) acts as the placement agent of the Fund’s Units. Under the terms of the Placement Agent Agreement, the Placement Agent is authorized to pay sub-placement agents for the provision of distribution services and services to investors. The Fund pays the Placement Agent a quarterly fee at the annual rate of (i) 0.75% from the Initial Closing until the eight year anniversary of the Final Closing, and (ii) 0.10% thereafter for the remaining life of the Fund. The Distribution and Servicing Fee is calculated based on the Fund’s total Commitments from the Initial Closing until the six year anniversary of the Final Closing, and, thereafter, based on the Fund’s net invested capital. During the fiscal period ended March 31, 2019, the Distribution and Servicing Fee was $627,322, all of which was payable at March, 31 2019 and is included in Distribution and Servicing Fee Payable in the Statement of Assets and Liabilities.

6.	INVESTMENTS

For the fiscal period ended March 31, 2019, total capital called by Investment Funds amounted to $1,058,945. The cost of investments in Investment Funds for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Fund from such Investment Funds. The Fund relies upon actual and estimated tax information provided by the managers of the Investment Funds as to the amounts of taxable income allocated to the Fund as of March 31, 2019.

CPG Vintage Access Fund II, LLC

Notes to Financial Statements (Continued)
March 31, 2019

7.	CAPITAL CALL AND COMMITMENTS

As of March 31, 2019, the Fund had outstanding investment commitments to Investment Funds totaling $48,943,694.

The Fund has total capital committed of $111,523,960 as of March 31, 2019. Since the commencement of the Fund operations on November 9, 2018, $22,304,792 of capital has been called, comprising 20% of the total capital committed. The Fund currently has unfunded capital commitments of $89,219,168.

8.	INDEMNIFICATION

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnification or warranties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

9.	SUBSEQUENT EVENTS

Subsequent events after March 31, 2019 have been evaluated through the date the financial statements were issued. During this period, capital called by Investment Funds equaled $1,099,294. There were no events or material transactions through the date the financial statements were issued.

CPG Vintage Access Fund II, LLC

Other Information (Unaudited)

March 31, 2019

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling (collect) 1-212-317-9200 and on the SEC’s website at http://www.sec.gov.

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund (collect) at 1-212-317-9200 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Disclosure of Portfolio Holdings: The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) no more than sixty days after the Fund’s first and third fiscal quarters of each fiscal year as an exhibit to its reports on Form N-PORT, which has replaced Form N-Q. For the Fund, this would be for the fiscal quarters ending June 30 and December 31. The Fund’s previous Form N-Q filings include and its Form N-PORT filings (beginning with the reporting period ended March 31, 2019) will include, a complete schedule of the Fund’s portfolio holdings as of the end of those fiscal quarters. The Fund’s Form N-Q and Form N-PORT filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

Investment Advisory Agreement Approval

The Directors, including the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended), evaluated the Investment Advisory Agreement the (the “Advisory Agreement”) at a meeting on July 12, 2018. The Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Advisory Agreement. The Directors reviewed materials furnished by Central Park Advisers, LLC (the “Adviser”), including information regarding the Adviser, its affiliates and its personnel, operations and financial condition. A table indicating comparative fee information was also included in the meeting materials and was reviewed and discussed. The Directors discussed with representatives of the Adviser the Fund’s operations and the Adviser’s ability to provide advisory and other services to the Fund. In particular, the Board considered the following:

(i)

The nature, extent and quality of services to be provided by the Adviser: The Directors reviewed the services that the Adviser would provide to the Fund, including generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Directors also discussed the amount of time the Adviser would dedicate to the Fund and the type of transactions that would be done on behalf of the Fund. The Directors also considered the Adviser’s investment philosophy and investment process with respect to, and the investment outlook for, the Fund. In addition, the Board considered the education, background and experience of the Adviser’s advisory and other personnel proposing to provide services to the Fund. The Board then considered the administrative services to be provided by the Adviser and its affiliates to the Fund, including administrative and compliance services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. The Directors acknowledged the Adviser’s engagement of skilled investment professionals, research analysts and administrative, legal and compliance staff members to seek to ensure that a high level of quality in compliance and administrative services would be provided to the Fund. Accordingly, the Directors concluded that the quality and scope of services offered by the Adviser to the Fund was appropriate and supported approval of the Advisory Agreement.

(ii)

Investment performance of the Fund and the Adviser: Because the Fund is newly formed, the Directors did not consider the investment performance of Fund. The Board considered the Adviser’s representations as to the caliber of the investment funds (including their advisers) that are represented on the Morgan Stanley Smith Barney LLC platform.

CPG Vintage Access Fund II, LLC

Other Information (Unaudited) (Continued)
March 31, 2019

(iii)

Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund: The Board considered the fact that because the Fund had not commenced operations and the eventual amount of the Fund’s assets was uncertain, management was not able to provide it with specific information concerning the cost of services to be provided to the Fund and the expected profits to be realized by the Adviser. The Board determined to revisit this issue no later than when it next reviewed the Fund’s Advisory Agreement in connection with consideration of the renewal of the Advisory Agreement for the annual period following the initial two (2) year term.

(iv)

The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Directors discussed that, as the Fund has not commenced investment operations and did not have any assets, economies of scale were not a significant factor for the Fund. The Directors also noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that the Fund will not be continuously offered.

(v)

Comparison of fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The Board reviewed the fees to be paid by the Fund and compared the fees to those being charged to other investment companies that have objectives and strategies similar to those of the Fund and that are managed by a third-party investment advisers (the “Comparable Fund”), as well as to the fees the Adviser charged to manage other funds of private equity funds.

The Directors determined that the fees under the Fund’s Advisory Agreement do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the fees were appropriate under the circumstances and in light of the factors and totality of the services provided. The Directors concluded that approval of the Advisory Agreement was in the best interests of the Fund.

CPG Vintage Access Fund II, LLC

Fund Management (Unaudited)

March 31, 2019

Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below.

Four of the Directors are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (collectively, the “Independent Directors”) and perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INDEPENDENT DIRECTORS
Joan Shapiro Green (74) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Chair Director	Term - Indefinite Length - Since Inception	Executive Director of National Council of Jewish Women New York (2007-2014) ; Executive Director of New York Society of Securities Analysts (2004-2006)	5	None
Kristen M. Leopold (51) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director	Term - Indefinite Length - Since Inception	Independent Consultant to Hedge Funds (2007 - present); Chief Financial Officer of Weston Capital Management, LLC (investment managers) (1997-2006)	5	Blackstone Alternative Alpha Fund; Blackstone Alternative Alpha Fund II; Blackstone Alternative Alpha Master Fund; Blackstone Alternative Multi-Manager Fund; Blackstone Alternative Multi-Strategy Fund
Janet L. Schinderman (68) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director	Term - Indefinite Length - Since Inception	Self-Employed Educational Consultant since 2006; Associate Dean for Special Projects and Secretary to the Board of Overseers, Columbia Business School of Columbia University (1990-2006)	5	Advantage Advisers Xanthus Fund, L.L.C.
Sharon J. Weinberg (59) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director	Term - Indefinite Length - Since Inception	Co-Founder, Blue Leaf Ventures (Consulting) (2018-Present); Managing Director, New York Venture Empire State Development (2016-2018); Managing Director, JPMorgan Asset Management (2000 - 2015); Vice President, JPMorgan Investment Management (1996 - 2000); Associate, Willkie Farr & Gallagher LLP (1984 - 1996)	5	None

CPG Vintage Access Fund II, LLC

Fund Management (Unaudited) (Continued)
March 31, 2019

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INTERESTED DIRECTORS
Mitchell A. Tanzman (59) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director and Principal Executive Officer	Term - Indefinite Length - Since Inception	Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group, LLC since 2006; Co-Head of UBS Financial Services’ Alternative Investment Group (1998-2005); Operating Committee Member of UBS Financial Services, Inc. (2004-2005)	5	None
OFFICER(S) WHO ARE NOT DIRECTORS
Michael Mascis (51) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Principal Accounting Officer	Term - Indefinite Length - Since Inception	Chief Financial Officer of Central Park Group, LLC since 2006	N/A	N/A
Seth L. Pearlstein (53) Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Chief Compliance Officer	Term – Indefinite Length – Since Inception	Chief Compliance Officer of Central Park Group LLC since 2015; General Counsel and Chief Compliance Officer of W.P. Stewart & Co., Ltd. (2008-2014); previously, Associate General Counsel (2002-2007)	N/A	N/A
Gregory Brousseau (63) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Vice President	Term - Indefinite Length - Since 2018	Co-Chief Executive Officer of Central Park Group, LLC since 2006	N/A	N/A
Ruth Goodstein (59) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Vice President	Term - Indefinite Length - Since 2018	Chief Operating Officer of Central Park Group, LLC since 2006	N/A	N/A

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the Registrant’s principal executive officer and principal financial officer.

(b) No information needs to be disclosed pursuant to this paragraph.

(c) The Registrant has made no amendments to its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(e) Not applicable.

(f)

(1) Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(2) Not applicable.

(3) Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Kristen Leopold is qualified to serve as the audit committee financial expert serving on its audit committee and that he /she is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for the fiscal year for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $85,000 for 2019.

Audit-Related Fees

(b) The aggregate fees billed for the fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2019. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c) The aggregate fees billed for the fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $85,000 for 2019.

All Other Fees

(d) The aggregate fees billed in the fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2019.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year of the registrant was $85,000 for 2019.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were provided.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders ("proxies"). The Fund have delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser's proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Directors indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

The Fund intends to hold its interests in the Investment Funds in non-voting form1. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

[1]	The Adviser will consider whether foregoing the right to vote is consistent with its fiduciary duties as an investment adviser. In its deliberations in a particular case, it expects to weigh, among other things, the benefit of foregoing the vote (principally, the increased investment that can be made) with the potential detriment of waiving voting power, considering, among other things, the importance of matters on which investors have the right to vote, the quality of the Investment Fund’s portfolio management and whether the Adviser believes that forgoing the vote would adversely affect the ability of the Fund to fulfill its investment objective.

Information regarding how the Adviser voted proxies related to the Fund's portfolio holdings during the 12-month period ending June 30th will be available, without charge, upon request by calling collect (212) 317-9200, and on the SEC's website at www.sec.gov.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Management

Gregory Brousseau and Mitchell A. Tanzman, the co-chief executives of the Adviser, serve as the Fund's Portfolio Managers. As Portfolio Managers, Mr. Brousseau and Mr. Tanzman are jointly and primarily responsible for the day-to-day management of the Master Fund's and the Fund's portfolio.

Gregory Brousseau. Mr. Brousseau, a founding member of Central Park Group, has served as Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group since 2006. He has over 25 years of experience in alternative investments. Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group. During Mr. Brousseau's time at UBS, Mr. Brousseau oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies. Prior to that, Mr. Brousseau spent 13 years at Oppenheimer & Co., as an analyst in the firm's merger arbitrage department and ultimately co-managing Oppenheimer's alternative investment department.

Mitchell A. Tanzman. Mr. Tanzman, a founding member of Central Park Group, has served as Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group since 2006. He has over 25 years of experience in alternative investments. Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group. During Mr. Tanzman's time at UBS, Mr. Tanzman oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies. Prior to that, Mr. Tanzman worked at Oppenheimer & Co.'s asset management group, ultimately co-managing its alternative investment department.

The Portfolio Managers manage, or are affiliated with, other accounts in addition to the Fund and the Master Fund, including other pooled investment vehicles. Because the Portfolio Managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (collectively “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Master Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the Portfolio Managers may have an incentive to not favor the Master Fund or Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Each Portfolio Manager's compensation is comprised of a fixed annual salary and potentially an annual supplemental distribution paid by the Adviser's parent company and not by the Master Fund or Fund. Because the Portfolio Managers are equity owners of the Adviser and are affiliated with other entities that may receive performance-based fees from Client Accounts, the supplemental distribution that the Portfolio Managers receive from the Adviser's parent company directly or indirectly is generally equal to their respective proportional shares of the annual net profits earned by the Adviser from advisory fees and performance-based fees derived from Client Accounts, including the Fund, as applicable.

The following table lists the number and types of accounts, other than the Fund, managed by the Fund's Portfolio Managers and estimated assets under management in those accounts, as of March 31, 2019.

Gregory Brousseau

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts [1]	Assets Managed	Number of Accounts[1]	Assets Managed	Number of Accounts	Assets Managed
3	$1,249 million	1	$67 million	0	n/a

Mitchell A. Tanzman

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts[1]	Assets Managed	Number of Accounts[1]	Assets Managed	Number of Accounts	Assets Managed
3	$1,249 million	1	$67 million	0	n/a

[1]	Neither account charges any performance-based advisory fees.

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of March 31, 2019:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Gregory Brousseau	$0
Mitchell A. Tanzman	$1-$50,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant’s nominating committee reviews and considers, as it deems appropriate after taking into account, among other things, the factors listed in its charter, nominations of potential Directors made by the registrant’s management and by the registrant’s Investors who have sent to Nora M. Jordan, Esq., legal counsel for the Independent Directors, at c/o Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, NY 10017, such nominations, which include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected, and such additional information must be provided regarding the recommended nominee as is reasonably requested by the nominating committee. The nominating committee meets as is necessary or appropriate.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	CPG VINTAGE ACCESS FUND II, LLC

By (Signature and Title)*	/s/ Mitchell A. Tanzaman
Mitchell A. Tanzman
(Principal Executive Officer)

Date	June 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mitchell A. Tanzaman
Mitchell A. Tanzman
(Principal Executive Officer)

Date	June 7, 2019

By (Signature and Title)*	/s/ Michael Mascis
Michael Mascis
(Principal Financial Officer)

Date	June 7, 2019

*	Print the name and title of each signing officer under his or her signature.